Exhibit 99.6

TERMINATION AGREEMENT

dated as of May 20, 2022

Between ZYNGA INC. and DEUTSCHE BANK AG, LONDON BRANCH

THIS TERMINATION AGREEMENT (this “Agreement”) with respect to the Capped Call Confirmations (as defined below) is made as of May 20, 2022, between Zynga Inc. (“Company”) and Deutsche Bank AG, London Branch (“Dealer”).

DEUTSCHE BANK AG, LONDON BRANCH IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934. DEUTSCHE BANK SECURITIES INC. (“DBSI”) HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THE TRANSACTIONS DESCRIBED HEREIN AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTIONS DESCRIBED HEREIN. AS SUCH, ALL DELIVERY OF FUNDS, ASSETS, NOTICES, DEMANDS AND COMMUNICATIONS OF ANY KIND RELATING TO THE TRANSACTIONS DESCRIBED HEREIN BETWEEN DEUTSCHE BANK AG, LONDON BRANCH, AND COMPANY SHALL BE TRANSMITTED EXCLUSIVELY THROUGH DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG, LONDON BRANCH IS NOT A MEMBER OF THE SECURITIES INVESTOR PROTECTION CORPORATION (SIPC).

WHEREAS, Company issued $762,000,000 principal amount of 0.00% Convertible Senior Notes due 2026 (the “Convertible Notes”) pursuant to an Indenture dated as of December 17, 2020 between Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee;

WHEREAS, in connection with the issuance of the Convertible Notes, Company and Dealer entered into a Base Capped Call Transaction (the “Base Capped Call Transaction”) pursuant to an ISDA confirmation dated as of December 14, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer 762,000 call options (as amended, modified, terminated or unwound from time to time, the “Base Capped Call Confirmation”);

WHEREAS, in connection with the exercise of the over-allotment option by the initial purchasers of the Convertible Notes, Company and Dealer entered into an Additional Capped Call Transaction (the “Additional Capped Call Transaction” and, together with the Base Capped Call Transaction, the “Capped Call Transactions”) pursuant to an ISDA confirmation dated as of December 15, 2020, which supplements, forms a part of, and is subject to an agreement in the form of the 2002 ISDA Master Agreement, pursuant to which Company purchased from Dealer an additional 112,500 call options (as amended, modified, terminated or unwound from time to time, the “Additional Capped Call Confirmation” and, together with the Base Capped Call Confirmation, the “Capped Call Confirmations”);

WHEREAS, in anticipation of the consummation of transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of January 9, 2022 (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Take-Two-Interactive Software, Inc., Zebra MS I, Inc., a wholly owned subsidiary of Take-Two, and Zebra MS II, Inc., a wholly owned subsidiary of Take-Two (“Merger Sub 2”), Company has requested termination of the Capped Call Transactions;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1. Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Capped Call Confirmations.

2. Termination. Notwithstanding anything to the contrary in the Capped Call Confirmations, Company and Dealer agree that, effective on the date hereof and following the termination contemplated hereby, the Number of Options remaining outstanding under the Base Capped Call Transaction shall be reduced to zero and the Number of Options remaining outstanding under the Additional Capped Call Transaction shall be reduced to zero, and in connection therewith Dealer shall be required to pay to Company the Cash Settlement Amount on the Payment Date pursuant to Sections 3 and 4 below.

Following payment of the Cash Settlement Amount on the Payment Date, all of the respective rights and obligations of the parties under the Capped Call Confirmations with respect to such Capped Call Transactions shall be terminated, cancelled and extinguished, and each party hereto shall be released and forever discharged by each other party hereto from all obligations under the Capped Call Confirmations with respect to such Capped Call Transactions, other than with respect to representations and warranties set forth in the Capped Call Confirmations and with respect to indemnification or contribution obligations under the Capped Call Confirmations, each of which shall survive.

3. Payments and Deliveries. On the first Scheduled Trading Day following the final Averaging Date (as defined below) or, if such day is not a Clearance System Business Day, on the next Clearance System Business Day immediately following such day (the “Payment Date”), Dealer shall pay to Company in immediately available funds cash in an amount equal to the Cash Settlement Amount. The “Cash Settlement Amount” shall mean an amount in US Dollars determined by Dealer using linear interpolation with reference to the table set forth in Schedule A attached hereto.

4. Valuation. “Averaging Date” means June 27, 2022 and the four Scheduled Trading Days thereafter (the period of consecutive Scheduled Trading Days from and including June 27, 2022 through the final Averaging Date being collectively referred to as the “Termination Valuation Period”); provided, however, that if any such date is a Disrupted Day in whole, such date shall not constitute an Averaging Date, and an additional Averaging Date shall occur on the Scheduled Trading Day after the date that would otherwise be the final Averaging Date. “Average VWAP” means the arithmetic average of the VWAP Prices for each Averaging Date during the Termination Valuation Period. “VWAP Price” for any Scheduled Trading Day means the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page TTWO <equity> AQR (or any successor thereto) in respect of the period from 9:30 am to 4:00 pm (New York City time) on such Scheduled Trading Day (or if such volume-weighted average price is unavailable, the market value of one Share on such Scheduled Trading Day for such time period, as determined by Dealer in a good faith, commercially reasonable manner). Notwithstanding the foregoing, if (i) any Scheduled Trading Day in the Termination Valuation Period is a Disrupted Day in part or (ii) Dealer determines in its commercially reasonable judgment that on any Scheduled Trading Day during the Termination Valuation Period an extension of the Termination Valuation Period is reasonably necessary to preserve Dealer’s hedge unwind activity hereunder in light of existing liquidity conditions or to enable Dealer to effect sales of Shares in connection with its hedge unwind activity hereunder in a manner that would be in compliance with applicable legal, regulatory or self-regulatory requirements, or with internal policies and procedures, then the VWAP Price for such Scheduled Trading Day(s) shall be the volume-weighted average price per Share on such Scheduled Trading Day on the Exchange for such time period, as determined by Dealer in a commercially reasonable manner and the Cash Settlement Amount shall be adjusted by Dealer in its good faith, commercially reasonable discretion to account for such disruption and/or extension.

5. Representations and Warranties of Company. Company represents and warrants to Dealer on the date hereof that:

(a) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e) each of it and its Affiliates is not in possession of any material nonpublic information regarding Company or the Shares;

(f) it is not entering into this Agreement or purchasing to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended;

(g) Company is not, and after consummation of the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(h) Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act);

(i) to the knowledge of Company, no state or local (including any non-U.S. jurisdiction’s) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Dealer or its affiliates owning or holding (however defined) Shares; provided that Company makes no representation or warranty regarding any such requirement that is applicable generally to the ownership of equity securities;

(j) on the date hereof and the Settlement Date, Company is not and will not be “insolvent” (as such term is defined under Section 101(32) of the Bankruptcy Code); and

(k) it (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (iii) has total assets of at least $50 million.

6. Representations and Warranties of Dealer. Dealer represents and warrants to Company on the date hereof that:

(a) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

7. Account for Payment to Company:

JP Morgan Chase Bank N.A.

ABA Routing: 021000021

Account No.: 156330700

Account Name: Take-Two Interactive Software, Inc.

8. Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

9. Jurisdiction; Waiver of Trial by Jury.

(a) Each party hereby irrevocably and unconditionally submits for itself and its property in any suit, legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, (each, “Proceedings”) to the exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction if (A) the courts of the State of New York or the United States of America for the Southern District of New York lack jurisdiction over the parties or the subject matter of the Proceedings or decline to accept the Proceedings on the grounds of lacking such jurisdiction; (B) the Proceedings are commenced by a party for the purpose of enforcing against the other party’s property, assets or estate any decision or judgment rendered by any court in which Proceedings may be brought as provided hereunder; (C) the Proceedings are commenced to appeal any such court’s decision or judgment to any higher court with competent appellate jurisdiction over that court’s decisions or judgments if that higher court is located outside the State of New York or Borough of Manhattan, such as a federal court of appeals or the U.S. Supreme Court; or (D) any suit, action or proceeding has been commenced in another jurisdiction by or against the other party or against its property, assets or estate and, in order to exercise or protect its rights, interests or remedies under this Agreement, the party (1) joins, files a claim, or takes any other action, in any such suit, action or proceeding, or (2) otherwise commences any Proceeding in that other jurisdiction as the result of that other suit, action or proceeding having commenced in that other jurisdiction.

(b) EACH OF COMPANY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

11. No Reliance, etc. Company confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its Affiliates in any respect in connection therewith, and that it will not hold Dealer or its Affiliates accountable for any such consequences.

12. Additional Acknowledgements and Agreements. Company acknowledges and agrees that (A) Company does not have, and shall not attempt to exercise, any influence over how, when or whether Dealer effects any hedge unwind activity in connection with this Agreement and (B) Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act.

13. Agreements and Acknowledgements Regarding Hedging. Company understands, acknowledges and agrees that: (A) Dealer and its affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into or unwind swaps or other derivative securities for its own account in connection with the termination or amendment of the Capped Call Confirmations; (B) Dealer and its affiliates also may be active in the market for Shares other than in connection with hedging activities in relation to the termination or amendment of the Capped Call Confirmations; (C) Dealer shall make its own determination as to whether, when or in what manner any hedging or market activities in securities of Company shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the payment required under this Agreement; (D) any market activities of Dealer and its affiliates with respect to Shares may affect the market price and volatility of Shares, each in a manner that may be adverse to Company and (E) Dealer may purchase or sell shares for its own account at an average price that may be greater than, or less than, any price paid by or to Company in connection with the termination or amendment of the Capped Call Confirmations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Deutsche Bank AG, London Branch

By:	/s/ Diana Nott
Name: Diana Nott
Title: Managing Director

By:	/s/ Graham Orton
Name: Graham Orton
Title: Director

Deutsche Bank Securities Inc.
acting solely as agent in connection with this Agreement

By:	/s/ Diana Nott
Name: Diana Nott
Title: Managing Director

By:	/s/ Graham Orton
Name: Graham Orton
Title: Director

Zynga Inc.

By:	/s/ James Gerard Griffin
Name: James Gerard Griffin
Title: Chief Financial Officer

[Signature Page to Termination Agreement]